THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                                     WARRANT

                               Anza Capital, Inc.

              (Incorporated under the laws of the State of Nevada)


     THIS IS TO CERTIFY that, for value received, Amres Holding, LLC, a Nevada limited liability company (the "Holder") is entitled, subject to the terms and conditions set forth herein, to purchase from Anza Capital, Inc., a Nevada corporation (the "Company") up to Two Hundred Fifty Thousand (250,000) fully paid and nonassessable shares of common stock of the Company (the "Warrant Securities") at the exercise price set forth in Section 1 below, (the "Exercise Price").

     1. EXERCISABILITY. This Warrant may be exercised in whole or in part (subject to the limitation in Section 3) at any time, or from time to time, between the date hereof until 5:00 p.m. Pacific Time on the date which is five
(5) years from the date hereof, by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by of the Exercise Price. The Exercise Price for each share of common stock of the Company shall be $0.10 per share.

     2. MANNER OF EXERCISE. In case of the purchase of less than all the Warrant Securities, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith (and in any event within ten (10) business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof: provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder.

     If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

     3.   ADJUSTMENT  IN  NUMBER  OF  SHARES.

          (A)  Adjustment  for  Reclassifications.  In  case at any time or from
               ----------------------------------
time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

          (B)  Adjustment for Reorganization, Consolidation, Merger.  In case of
               ----------------------------------------------------
any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     4. NO REQUIREMENT TO EXERCISE. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

     5. NO STOCKHOLDER RIGHTS. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

     6. EXCHANGE. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

     7. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

     8. RESERVATION OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the exercise price, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

     9. NOTICES TO HOLDER. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed.

then, in any one or more said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

     10. TRANSFERABILITY. This Warrant may be transferred or assigned by the Holder at any time, and Holder agrees to provide notice to the Company immediately of any such transfer or assignment.

     11. INFORMATIONAL REQUIREMENTS. The Company will transmit to the Holder such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

     12. NOTICE. Notices to be given to the Company or the Holder shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger, or by facsimile transmission. Notices shall be deemed to have been received on the date of personal delivery or facsimile transmission. The address of the Company and of the Holder shall be as set forth in the Company's books and records.

     13. CONSENT TO JURISDICTION AND SERVICE. The Company consents to the jurisdiction of any court of the State of California, and of any federal court located in California, in any action or proceeding arising out of or in connection with this Warrant. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, by certified mail directed to the Company at the location provided in Section 12 hereof, or, in the alternative, in any other form or manner permitted by law. Orange County, California shall be proper venue.

     14. SUCCESSORS. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

     15. ATTORNEYS FEES. In the event the Holder or any holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

     16. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.

     17.  REGISTRATION  RIGHTS.

          (a) Piggyback Registration Rights. If Anza at any time proposes to conduct an offering of its securities so as to register any of its securities under the Securities Act of 1933 (the "Act"), including under an S-1 Registration Statement or otherwise, it will at such time give written notice to Holder, or its assigns, of its intention so to do. Upon the written request of Holder, or assigns, given within 10 days after receipt of any such notice, Anza will use its best efforts to cause the Warrant Securities to be registered under the Act (with the securities which Anza at the time proposes to register).

          (b) The registration rights set forth herein will terminate upon such time as the Warrant Securities may be resold without regard to volume limitations under Rule 144 promulgated under the Act.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its President and to be delivered in Santa Ana, California.



Dated:  October 11, 2004                Anza Capital, Inc.,
                                        a Nevada corporation


                                        /s/  Vincent Rinehart
                                        ----------------------------------------
                                        By:   Vincent Rinehart
                                        Its:  President

                         [FORM OF ELECTION TO PURCHASE]


     The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant Certificate for, and to purchase securities of Anza Capital, Inc. and herewith makes payment of $___________, and requests that the certificates for such securities be issued in the name of, and delivered to _______________________, whose address is _________________________________________.




Dated:   ____________________, 20___          __________________________________
                                              By:  _____________________________



                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


                              ____________________________________________
                              (Insert  Social  Security  or  Other
                              Identifying  Number  of  Holder)